Virtus Ceredex Large-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—95.7%
Communication Services—2.5%
Verizon Communications, Inc.	593,887	$34,535
Consumer Discretionary—3.7%
Advance Auto Parts, Inc.	110,525	20,280
BorgWarner, Inc.	678,036	31,434
		51,714

Consumer Staples—1.4%
Coca-Cola European Partners plc	378,791	19,758
Energy—2.9%
EOG Resources, Inc.	279,040	20,239
Marathon Petroleum Corp.	367,652	19,665
		39,904

Financials—17.7%
American Express Co.	389,725	55,123
Bank of America Corp.	1,734,630	67,113
Capital One Financial Corp.	505,043	64,257
Hartford Financial Services Group, Inc. (The)	308,222	20,586
Progressive Corp. (The)	182,851	17,482
Willis Towers Watson plc	90,514	20,717
		245,278

Health Care—12.0%
Becton Dickinson and Co.	193,068	46,945
Humana, Inc.	119,871	50,256
PerkinElmer, Inc.	162,939	20,903
	Shares	Value

Health Care—continued
Zimmer Biomet Holdings, Inc.	300,530	$48,109
		166,213

Industrials—21.1%
AMETEK, Inc.	139,459	17,813
CSX Corp.	223,574	21,557
Emerson Electric Co.	538,502	48,584
General Electric Co.	1,359,591	17,851
Honeywell International, Inc.	181,259	39,346
L3Harris Technologies, Inc.	105,479	21,379
Nordson Corp.	84,467	16,782
Parker-Hannifin Corp.	65,939	20,799
Rockwell Automation, Inc.	142,263	37,762
Stanley Black & Decker, Inc.	255,626	51,041
		292,914

Information Technology—16.8%
Global Payments, Inc.	238,978	48,173
Intel Corp.	342,829	21,941
KLA Corp.	169,724	56,077
Microsoft Corp.	88,075	20,765
Motorola Solutions, Inc.	192,369	36,175
QUALCOMM, Inc.	384,659	51,002
		234,133

Materials—11.5%
Air Products and Chemicals, Inc.	185,555	52,204
AptarGroup, Inc.	156,751	22,207
Avery Dennison Corp.	94,475	17,350
FMC Corp.	188,882	20,892
Freeport-McMoRan, Inc.(1)	780,801	25,712
International Flavors & Fragrances, Inc.	151,724	21,182
		159,547

	Shares	Value

Real Estate—2.5%
Crown Castle International Corp.	200,820	$34,567
Utilities—3.6%
NextEra Energy, Inc.	662,070	50,059
Total Common Stocks (Identified Cost $1,029,725)		1,328,622

Total Long-Term Investments—95.7% (Identified Cost $1,029,725)		1,328,622

Short-Term Investment—2.1%
Money Market Mutual Fund—2.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	29,597,946	29,598
Total Short-Term Investment (Identified Cost $29,598)		29,598

TOTAL INVESTMENTS—97.8% (Identified Cost $1,059,323)		$1,358,220
Other assets and liabilities, net—2.2%		29,909
NET ASSETS—100.0%		$1,388,129

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of March 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,328,622	$1,328,622
Money Market Mutual Fund	29,598	29,598
Total Investments	$1,358,220	$1,358,220
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2021.
There were no transfers into or out of Level 3 related to securities held at March 31, 2021.
See Notes to Schedule of Investments

VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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